THIS CE R TIFIES TH AT is the owner of C U S I P D ATED COUNTERSIGNED AND REGISTERED : COMPUTERSHARE TRUST COM PAN Y, N.A . TRANSFER AGEN T AND REGISTRAR , FUL LY -P AID AND NON-ASSESSABLE SHARES OF COMMON S TOCK O F Dril-Quip, Inc.(hereina fter called the “Com pany” ), transferable on the books of the Com pany in person or by duly authorized attorne y, upon surrender of this Certificate properly endorsed. This Certificate and the share s represented hereb y, are issued and shall be held subject to all of the provisions of the Articles of Incorporation , as amended, and the By-Laws, as amended, of the Com pany (copies of which are on file with the Com pany an d with the T ransfer Agent), to all of which each holde r, by accep tance hereof, assen ts. This Certificate is not vali d unless countersigned and registered by the T ransfer Agent and Registra r. W itnes s the facsimile seal of the Com pany and the facsimile signatures of its duly authorized of ficers . COMMON ST OC K PAR VALUE $0.0 1 COMMON ST OC K SEE REVERSE FOR CE R TAIN DEFINITION S Certificat e Numbe r Share s . DRIL-QUI P, INC . INCORPOR ATED UNDER THE LA WS OF THE S TA TE OF DEL A W AR E P re si de nt a nd C E O S ec re ta ry B y A U TH O R IZ E D S IG N AT U R E D AT E S T A T E C O R P O R A TE DR IL -Q U IP , I NC . ZQ|CE R T#|COY|CLS|RGST R Y|ACCT#|TRANSTYPE|RUN#|TRANS # 2 6 2 0 3 7 1 0 4 D D -M M M -Y Y Y Y ** 00 00 00 ** ** ** ** ** ** ** ** ** ** *0 00 00 0* ** ** ** ** ** ** ** ** ** ** 00 00 00 ** ** ** ** ** ** ** ** ** ** *0 00 00 0* ** ** ** ** ** ** ** ** ** ** 00 00 00 ** ** ** ** ** ** ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. A le xa nd er D av id S am pl e ** ** M r. 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S am pl e **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares** **000000**Shares** * *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares*** * 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares**** 0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****0 0 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****00 0 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000 0 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****0000 0 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****00000 0 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000 * *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000* * Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** S hares****000000** S ** *Z E R O H U N D R E D T H O U S A N D ZE R O H U N D R E D A N D Z E R O ** * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPL E ZQ0000000 0 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 1 2 3 4 5 6 Denom. 1 2 3 4 5 6 Total 1 2 3 4 5 6 7 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 THIS CE R TIFIC ATE IS TRANSFERABLE IN CITIES DESIGN ATED B Y THE TRANSFE R AGEN T, AV AILABLE ONLINE AT ww w .computershare.co m

The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state. For value received, ____________________________hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares _______________________________________________________________________________________________________________________ Attorney Dated: __________________________________________20__________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. . DRIL-QUIP, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian ................................................ (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act......................................................... (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act ................... (Minor) (State) Additional abbreviations may also be used though not in the above list.